Exhibit 99.1

Virtu Announces Expansion of Executive Team and CFO Transition

NEW YORK, NY, September 4, 2019 – Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver liquidity to the global markets and provide execution services and data, analytics and connectivity products, today announced new executive hires and changes to its leadership team.

“These appointments and new hires are a testament both to Virtu’s deep bench of internal talent and our ability to retain and attract industry leaders,” said Virtu’s Chief Executive Officer, Douglas A. Cifu. “As Virtu executes on its mission to deliver valuable trading products and services across its multi-asset global platform, the strengthening of our executive team enables us to expand our reach while maintaining the operational excellence necessary to drive our business to new heights.”

The following leaders join Virtu’s executive leadership team:

Brett Fairclough has been promoted to Chief Operating Officer and Global Head of Business Development at Virtu, where he has worked since 2007. He led our Asia Pacific operations from 2014-2019 and was the Chief Compliance Officer of Virtu’s broker-dealer subsidiaries from 2012-2014. In his previous roles, Brett worked closely with exchanges and other industry participants to foster the growth and development of securities markets globally. Mr. Fairclough attended the University of California at Los Angeles.

“Brett has served Virtu in numerous roles over the last 12 years and has consistently raised the standard of excellence across the firm with operational rigor and deep market structure expertise,” said Mr. Cifu. “We are pleased to have him returning to New York in this executive leadership role.”

Alex Ioffe will be joining Virtu as its Chief Financial Officer, effective September 30, 2019. Alex will succeed Joseph Molluso, Virtu’s current Chief Financial Officer since 2013, who has decided to depart Virtu following a transition period in order to pursue other interests. Alex has almost 20 years of experience within the electronic brokerage industry and over 25 years’ experience in financial leadership roles, including most recently as the Chief Financial Officer of the U.S. broker-dealer subsidiary of Interactive Brokers Group, Inc. He previously served in senior financial roles at Datek and Bertelsmann and as an information technology consultant at Accenture. Mr. Ioffe attended Lehigh University and earned an M.B.A. from Columbia University.

“Virtu is delighted to welcome Alex to our senior management team and we look forward to benefiting from his deep expertise in financial leadership as Virtu continues to mature as an organization,” said Mr. Cifu. “After six years at Virtu, Joe has decided to pursue other interests. We thank Joe for his dedicated leadership and the instrumental role he played in our successful public offering, the KCG and ITG acquisitions, and in expanding the scope of the firm globally. We wish him well in his future endeavors.”

Marc Rosenthal joins Virtu’s executive team as Executive Vice President of Strategy and Corporate Development. Prior to joining Virtu, Marc was a Managing Director in Morgan Stanley’s Equity Division and a senior member of the electronic trading management team. During his more than 22 years at Morgan Stanley, Marc’s responsibilities included MS’s global liquidity strategy across its global venues and managing several of MS’s successful strategic investments. Mr. Rosenthal attended Yeshiva University.

“We are thrilled to have Marc join our team to lead corporate and strategic development. Marc brings a deep understanding of industry dynamics and deal skills that add significant value to Virtu as we continue to seek growth opportunities,” said Mr. Cifu.

Hyungtaek (Henry) Kim has been promoted to Chief Accounting Officer. Henry has worked at Virtu since 2011, serving in roles of increasing responsibility, including Financial Operations Principal of Virtu’s broker-dealer subsidiaries. Mr. Kim attended Lehigh University and received an M.B.A. from Columbia University.

“Henry’s financial acumen and comprehensive understanding of our global operations contribute significant value to Virtu. His appointment as CAO ensures continuity of leadership within our finance and accounting team as Virtu continues its evolution,” said Mr. Cifu.

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the effect of the acquisition of Investment Technology Group, Inc. (“ITG”) on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred and expect to incur in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensu re that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Media

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

media@virtu.com